SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C. 20549



                              FORM 8-K
                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                           October 6, 1998


                        BELLSOUTH CORPORATION
          (Exact name of registrant as specified in its charter)


      Georgia                    1-8607             58-1533433
       (State or other          (Commission      (IRS Employer
       jurisdiction of          File Number)     Identification
       incorporation)                                 No.)


1155 Peachtree Street, N. E., Atlanta, Georgia         30309-3610
  (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code
                            (404) 249-2000

Item 5.  Other Events

Press Release on Analyst Meeting Comments

BellSouth   Corporation  issued  a  press  release  today  containing
statements made at an analyst meeting in New York on October 6, 1998. See Exhibit 99 for a complete copy of the related press release.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

   99      Press Release - Comments at October 6, 1998 Analyst
           Meeting


                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ W.Patrick Shannon
      W. Patrick Shannon
      Vice President and Controller
      October 7, 1998